Delek US Holdings, Inc. Investor Presentation September 2018

Disclaimers Forward Looking Statements: Delek US Holdings, Inc. (“Delek US”) and Delek Logistics Partners, LP (“Delek Logistics”; and collectively with Delek US, “we” or “our”) are traded on the New York Stock Exchange in the United States under the symbols “DK” and ”DKL”, respectively. These slides and any accompanying oral and written presentations contain forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Statements concerning current estimates, expectations and projections about future results, performance, prospects, opportunities, plans, actions and events and other statements, concerns, or matters that are not historical facts are “forward-looking statements,” as that term is defined under the federal securities laws. These forward-looking statements include, but are not limited to, the statements regarding the following: future crude slates; financial strength and flexibility; potential for and projections of growth; return of cash to shareholders, stock repurchases and the payment of dividends, including the amount and timing thereof; crude oil throughput; crude oil market trends, including production, quality, pricing, imports, exports and transportation costs; light production from shale plays and Permian growth; risks related to Delek US’ exposure to Permian Basin crude oil, such as supply, pricing, production and transportation capacity; differentials including increases, trends and the impact of thereof on crack spreads and refineries; pipeline takeaway capacity and projects related thereto; refinery complexity, configurations, utilization, crude oil slate flexibility, capacities, equipment limits and margins; the ability to unlock value, and the estimated savings from the Alon USA Energy, Inc. (“ALJ”) and Alon USA Partners LP (“ALDW”) transactions; the ability to add flexibility and increase margin potential at the Krotz Springs refinery; improved product netbacks; our ability to complete the alkylation project at Krotz Springs successfully or at all and the benefits, flexibility, returns and EBITDA therefrom; the potential for, and estimates of cost savings and other benefits from, acquisitions, divestitures, dropdowns and financing activities; divestiture of non-core assets and matters pertaining thereto; increased capacity on the Paline Pipeline and the impacts and benefits therefrom; retail growth and the opportunities and value derived therefrom; long-term value creation from capital allocation; execution of strategic initiatives and the benefits therefrom; and access to crude oil and the benefits therefrom. Words such as "may," "will," "should," "could," "would," "predicts," "potential," "continue," "expects," "anticipates," "future," "intends," "plans," "believes," "estimates," "appears," "projects" and similar expressions, as well as statements in future tense, identify forward-looking statements. Investors are cautioned that the following important factors, among others, may affect these forward-looking statements: risks and uncertainties related to the ability to successfully integrate the businesses of Delek US, ALJ and ALDW; the risks that the combined company may be unable to achieve cost-cutting synergies, or it may take longer than expected to achieve those synergies; uncertainty related to timing and amount of value returned to shareholders; risks and uncertainties with respect to the quantities and costs of crude oil we are able to obtain and the price of the refined petroleum products we ultimately sell; gains and losses from derivative instruments; management's ability to execute its strategy of growth through acquisitions and the transactional risks associated with acquisitions and dispositions; acquired assets may suffer a diminishment in fair value as a result of which we may need to record a write-down or impairment in carrying value of the asset; changes in the scope, costs, and/or timing of capital and maintenance projects; operating hazards inherent in transporting, storing and processing crude oil and intermediate and finished petroleum products; our competitive position and the effects of competition; the projected growth of the industries in which we operate; general economic and business conditions affecting the geographic areas in which we operate; and other risks contained in Delek US’ and Delek Logistics’ filings with the United States Securities and Exchange Commission. Forward-looking statements should not be read as a guarantee of future performance or results, and will not be accurate indications of the times at, or by which such performance or results will be achieved. Forward-looking information is based on information available at the time and/or management’s good faith belief with respect to future events, and is subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Neither Delek US nor Delek Logistics undertakes any obligation to update or revise any such forward-looking statements. Non-GAAP Disclosures: Delek US and Delek Logistics believe that the presentation of earnings before interest, taxes, depreciation and amortization ("EBITDA"), distributable cash flow and distribution coverage ratio provide useful information to investors in assessing their financial condition, results of operations and cash flow their business is generating. EBITDA, distributable cash flow and distribution coverage ratio should not be considered as alternatives to net income, operating income, cash from operations or any other measure of financial performance or liquidity presented in accordance with U.S. GAAP. EBITDA, distributable cash flow and distribution coverage ratio have important limitations as analytical tools because they exclude some, but not all, items that affect net income. Additionally, because EBITDA, distributable cash flow and distribution coverage ratio may be defined differently by other companies in its industry, Delek US' and Delek Logistics’ definitions may not be comparable to similarly titled measures of other companies, thereby diminishing their utility. Please see reconciliations of EBITDA and distributable cash flow to their most directly comparable financial measures calculated and presented in accordance with U.S. GAAP in the appendix. 2

Investment Overview

Overview (NYSE: DK)	• Current Price: $43.94/share(1) • Market Capitalization: $3.8 billion(1) • NYSE: DKL: (Market cap $840mm) Own 63.4%, including 2% GP(2)

Favorable Market for Refiners Through 2022	• Operating model built to benefit from crude oil differentials and IMO's impact on market trends
	• 262,000 bpd of 302,000 bpd crude oil slate is WTI linked barrels
	    • Approximately 207,000 bpd sourced from Permian Basin crude oil
	    • Light products priced on Gulf Coast basis
	• Crude oil slate flexibility and high distillate yield

Growing Midstream Operations	• Focus on growing midstream platform to support Permian position • Permian Gulf Coast (PGC) crude oil long haul pipeline joint venture project announced • Krotz Springs future potential dropdown of approximately $32 million annualized EBITDA(3)

Flexible Financial Position to Support Growth	• June 30, 2018 balance sheet:
	    • Delek US: $1.1 billion of cash; $2.0 billion of debt
	    • Includes $5.2 million cash and $737.1 million debt of DKL
	    • Net debt (excl. DKL) of $177.8 million

Cash Returns to Shareholders	• Expected 3Q2018 to repurchases of $100 million of Delek shares; YTD $215 million • Increased regular quarterly dividend(4): • 2Q18 increased by 25% to $0.25/share; following a 33% increase in 1Q18 to $0.20/share

1) Based on price per common share as of close of trading on September 21, 2018.
2) As of June 30, 2018, 5.4% of the ownership interest in the general partner is owned by three members of senior management of Delek US (who are also directors of the general partner). The remaining ownership interest is held by a subsidiary of Delek US.
3) Please see page 29 for a reconciliation of forecasted net income to forecasted EBITDA.
4) Quarterly dividends mentioned are quarterly dividends per share declared in referenced periods.

3

Integrated Company with Asset Diversity and Scale Strategically Located Assets with Permian Basin Exposure Source 207,000 bpd from Permian Basin Refining (1) Logistics (2) Asphalt Retail Renewables • 7th largest independent • 10 terminals 6 asphalt terminals located • Approximately 300 Approx. 23m gallons refiner • Approximately 1,290 in: stores biodiesel: • 302,000 bpd in total miles of pipeline • El Dorado, AR • Southwest US locations • Crossett, AR • El Dorado, AR • 11.4 million bbls of • Muskogee, OK • Largest licensee of 7- • Cleburne, TX • Tyler, TX storage capacity • Memphis, TN Eleven stores in the US • Big Spring, TX • West Texas wholesale • Big Spring & Henderson, • West Texas wholesale • Krotz Springs, LA • Joint venture crude oil TX marketing business • Crude oil supply: 262,000 pipelines: RIO / Caddo • Richmond Beach, WA bpd WTI linked (207,000 • Own 63.4%, incl. 2% GP, bpd of Permian access) of DKL 1) California refinery located in Bakersfield, which is not shown on the map, has not operated since 2012. 2) Amounts include the Big Spring dropdown that closed in March 2018 with an effective date of March 1, 2018. 4

Focus on Improving Operational Performance

Applied Best Practices Across a Larger Refining Platform Following Alon Transaction

- **Strong performance in low realized differential environment**
  - Adjusted 2Q18 earnings per share and EBITDA of $1.03 and $199.1 million, respectively[3]
    - Included $21.8 million of non-cash RINs mark-to-market expense
  - Estimated 2Q18 realized Midland-Cushing differential of ~$3.00/bbl[4]
  - WTI-Brent average differential of ~$7.00/bbl
- **Refining utilization has improved**
  - 96% in 2Q18 and forecast 3Q18
  - System-wide target is 98%
- **Operating expense per barrel target is below $4.00**
- **Initiative to improve crude oil quality in system and focus on operational excellence increased overall performance**
  - Tyler Refinery results
    - Improved crude oil quality through additional barrels of WTI-P in 1Q18
    - Identified process improvements
    - Distillate yields increased to 40.5% in 2Q18 from an average of 38.5% in 2017

Total Refinery Crude Oil Utilization


98.0%
90.3%
92.6%
91.4%
96.2%
96.0%
2016
2017
2018 YTD
2Q18
3Q18E

Direct Operating Expenses per Barrel


$4.14
$4.70
$3.73
$4.40
$3.71
$4.70
$4.28
$5.10
$3.91
$4.70
2015
2016
2017
1Q18(1)
2Q18
Delek Refinery Opex/bbl
Peer Wtd. Avg(2)
Target

1) 1Q18 Refining Utilization included downtime related to planned turnaround work and affected by freezing temperatures early in the quarter
2) Sourced from Barclays U.S. Independent Refiners *Guidebook to Refiners' Financial & Operating Metrics – 2Q18 Edition*, August 15, 2018
3) Please see pages 32-33 for a reconciliation of net income to Adjusted EBITDA.
4) Midland differential 2Q18 estimate takes into account timing difference related to inventory methods; 3Q18 estimate based on estimated amount as disclosed in 2Q18 earnings call.

5

Favorable Refining Environment Market Factors Seem to be Aligning to Extend a Favorable Market for Refiners Through 2022 2018-2019 2020-2022 Wide Midland – Brent crude oil differential driven IMO 2020 is expected to drive structural market by a combination of factors: changes • Permian production has continued to grow • Decreases marine fuel oil sulfur content to 0.5% supported by current WTI price from 3.5% • Increased light production from shale plays has • Estimated market displacement of 1.5 to 3.0 limited demand from U.S. refining complex million barrels of fuel oil • Limited pipeline takeaway capacity in the • Distillate forward curve has increased ahead of Permian Basin implementation • Transportation cost to clear light crude oil in the export market Delek business model positioned to benefit during this period • WTI-linked crude oil slate benefits from wider Midland – Brent crude oil differential • Delek’s refining product yields have high distillate cut • Current market trends have potential to drive cash flow generation 6

Permian Basin Outlook - Production v. Pipeline Takeaway Capacity

Delek Positioned to Benefit as Production Growth / Takeaway Capacity Balance Tightens

- Continued production growth in Permian may outpace pipeline construction
- Results in a wider discount for Midland sourced crude oil in 2018-2019 period
- Delek US has access to approximately 207,000 bpd of Permian crude oil; 70% of crude oil slate



Production Volume 000 barrels per day
5,500
5,000
4,500
4,000
3,500
3,000
2,500
2,000
1,500
1,000
Capacity under construction
Capacity ramping up
Existing capacity before current cycle
Jan-11 Apr-11 Jul-11 Oct-11 Jan-12 Apr-12 Jul-12 Oct-12 Jan-13 Apr-13 Jul-13 Oct-13 Jan-14 Apr-14 Jul-14 Oct-14 Jan-15 Apr-15 Jul-15 Oct-15 Jan-16 Apr-16 Jul-16 Oct-16 Jan-17 Apr-17 Jul-17 Oct-17 Jan-18 Apr-18 Jul-18 Oct-18 Jan-19 Apr-19 Jul-19 Oct-19
Existing Capacity
Enterprise Permian - 575 MBD
Sunoco PE III - 360 MBD
Plains Sunrise - 220 MBD
Plains Cactus II - 670 MBD
EPIC - 440 MBD
PSX/ANDV Gray Oak - 700 MBD
Production - Actual
Production - High Case
Production - Low Case

- Outlook assumes production growth to average approximately 700,000 bpd in 2018 and 2019
- Permian pipeline take-away utilization should remain >90% during 2018
- Plains Sunrise Expansion, Cactus II, EPIC and Gray Oak are 2019 projects currently under construction out of the announced pipelines

Source: Delek US and industry/company reports. Takes into consideration pipelines that are currently being constructed and does not take into account announced potential pipelines that may be constructed in the future.

7

WTI Midland vs Brent, $/bbl[1] Outlook

Wider Differentials Being Supported by Permian Basin Production/Take-Away Balance


Futures curve
$0
($5)
($10)
($15)
($20)
($25)
$ per bbl.
2Q18 Avg (2)
Jan-18
Feb-18
Mar-18
Apr-18
May-18
Jun-18
Jul-18
Aug-18
Sep-18
Oct-18
Nov-18
Dec-18
Jan-19
Feb-19
Mar-19
Apr-19
May-19
Jun-19
Jul-19
Aug-19
Sep-19
Oct-19
Nov-19
Dec-19

1) Differential source: Argus – September 20, 2018; futures based on ICE/NYMEX curve.
2) Estimate takes into account gross margin not realized due to inventory timing effects.

8

WTI-Linked Refining System with Permian Based Crude Oil Slate

System with Over 300,000 bpd of Crude Oil Throughput Capacity (~70% Permian Basin Based)

Tyler, Texas

- 75,000 bpd crude oil throughput
- 8.7 complexity
- Light crude oil refinery
- Permian Basin and East Texas sourced crude oil

El Dorado, Arkansas

- 80,000 bpd crude oil throughput
- 10.2 complexity
- Flexibility to process medium and light crude oil
- Permian Basin, local Arkansas, East Texas and Gulf Coast crude oils

Big Spring, Texas

- 73,000 bpd crude oil throughput
- 10.5 complexity
- Process WTI and WTS crude oil
- Located in the Permian Basin

Krotz Springs, Louisiana

- 74,000 bpd crude oil throughput
- 8.4 complexity
- Permian Basin, local and Gulf Coast crude oil sources

Crude Oil Supply is Primarily WTI-Linked


Crude Throughput Capacity, bpd
302,000
1
WTI-Linked Crude, bpd
262,000
2
Permian Basin Access, bpd
207,000

1) Approx. 96 million barrels of WTI-linked crude annually; changes realized through crack spread

2) Approx. 75 million barrels of Permian crude annually; changes realized in crude slate


Tyler(1)
WTI
ETX
Other
19%
2%
79%
100% WTI linked
El Dorado(1)
WTI
Local AK
Other
14%
21%
65%
100% WTI linked
Big Spring(1)
WTI
WTS
29%
71%
100% WTI linked
Krotz Springs(1)
WTI
GC Sweet
43%
57%
55% WTI linked

1) Crude oil slate based on amount received year-to-date as of June 30, 2018.

Note: WTI-Brent differential realized through crack spread and capture rates and Midland-WTI differential realized in crude slate.

9

IMO 2020 – Potential to Drive Higher Crack Spread into 2022

Crude Oil Differentials Remain Wide and 5-3-2 Crack Spread Improving Based on Forward Curve

- **Trends on Midland – Brent differential show wider than 2Q18 realized into 2020**
  - With 75 million of these barrels from Permian Basin
- **Crack spreads on the futures curve is reflecting the IMO market impact on refined products out to 2022**
  - Delek averages combined production of 262,000 bpd, or approximately 96 million barrels annually, of gas and distillates (1)
- **Trends have potential to drive cash flow into 2022**
  - Future projects provide support
    - Krotz alky unit, JV Pipeline

WTI Midland vs Brent, $/bbl (2) Outlook



(3.00)
(7.00)
(10.80)
(5.71)
(14.83)
(8.62)
(6.38)
(8.17)
(1.63)
(8.13)
(8.03)
(8.06)
2Q18 Actual (3)
3Q18 (3)
4Q18
2019
2020
2021 (4)
2022 (4)
Midland-WTI Cushing Differential
WTI Cushing-Brent Differential

5-3-2 ULSD Crack Spreads, $/bbl (2) Outlook



$16.85
$17.47
$16.51
$19.14
$20.76
$20.36
$20.49
2Q18 Actual (3)
3Q2018
4Q2018
2019
2020
2021
2022
ULSD Spread Attribution
Gas Spread Attribution

1) Average calculated from 3Q17 results through 2Q18 results. Margin benefits subject to capture rate.
2) Differential source: Argus – September 20, 2018; futures based on ICE/NYMEX curve.
3) Midland differential 2Q18 estimate takes into account timing difference related to inventory methods; 3Q18 estimate based on estimated amount as disclosed on 2Q2018 earnings call.
4) Midland-WTI Cushing differentials are internal estimates due to illiquidity of forward curve in 2021 and 2022.

Note: WTI-Brent differential realized through crack spread and capture rates and Midland-WTI differential realized in crude oil slate.

10

Positive Refining Trends Impact on Delek US Cash Flow Generation

Delek US Positioned to Benefit with High Diesel Yield and Crude Oil Slate Flexibility

- **Delek US well positioned to benefit from IMO 2020**
- **Refining system product yields**
  - Produces approximately 119,000 bpd of middle distillate or 43 million barrels annually
  - Current distillate yield above industry average
  - Low yield of residual products
- **Crude oil slate has flexibility**
  - Ability to increase sour crude oil processing to approximately 50% based on market economics
    - Big Spring refinery currently processes 29% WTS and can increase to 100%
    - El Dorado refinery flexibility to process light to medium sour crude oil (up to 100%) based on economics
- **Krotz Springs refinery exploring ability to produce low sulfur marine fuel**

2Q18 Refiners' Middle Distillates %(1) (2) (4)



44.0%
40.0%
40.0%
38.0%
37.0%
36.0%
33.0%
32.0%
37.5%
CVRR
DK
HFC
PSX
VLO
ANDV
MPC
PBF
Middle Disillates

2Q18 Refiners' Residual Yield %(1)(3)



2.7%
4.2%
EIA US Refiners
DK

Max Medium Sour Crude Capability, bpd



302,000 bbls
27,340
274,660
153,000
149,000
2Q18
Max Sour Crude Capability
Medium Sour Crude Oil Throughput, bpd
Non-Medium Sour Crude Oil Throughput, bpd

1) Industry average collected from EIA refinery product yield data.
2) Middle distillates yield includes distillate fuel oil, kerosene and kerosene-type jet fuel. Latest data up to August 2018.
3) Residual yield includes asphalt and road oil and residual fuel oil from the EIA Latest data up to August 2018.
4) Sourced from Barclays U.S. Independent Refiners *Guidebook to Refiners' Financial & Operating Metrics – 2Q18 Edition*, August 15, 2018

11

Disciplined Approach to Capital Allocation

Focus on Financial Strength and Flexibility, Investing in the Business, and Returning Cash to Shareholders

- **Financial strength and flexibility to support initiatives**
  - Maintain strong balance sheet
  - Opportunistically delever when cash supports it
- **Invest in the business**
  - Capital program focuses on safety /maintenance / reliability as priority
  - Growing midstream business – Permian Gulf Coast joint venture pipeline
  - Initiatives to improve Krotz Springs refinery
- **Disciplined growth through opportunistic acquisitions**
  - Delek has a strong history of being disciplined with acquisitions
  - Making the appropriate investments to turn around or improve distressed, acquired, or owned assets
- **Commitment to steady shareholder returns with quarterly dividend and consistent share repurchases**
  - Target dividend level that can be supported through a cycle
  - Share repurchases with surplus cash unless there are more accretive investment opportunities

Capital Allocation[1]



$42.8
$12.3
$25.7
$25.0
$23.9
$12.7
$54.9
$95.3
$30.6
$17.0
$39.5
$20.0
$38.4
$20.8
$16.3
$100.0
$21.3
3Q17
4Q17
1Q18
2Q18
3Q18E (2)
Sustaining Capex
Dividend
Discretionary Capex
Share Repurchases

Consolidated Cash Balance & Change in Cash Balance[1]



$832
$259
$932
$100
$1,018
$86
$1,133
$115
3Q17
4Q17
1Q18
2Q18
Cash Balance
Change in Cash Balance from Prior Quarter

1) Based on company filings from Q1 2018 through Q2 2018. Sustaining capex defined as regulatory & maintenance capital expenditures.
2) Share repurchase estimated based on Delek US announcement on 9/6/18. This plan does not have an expiration date. Total authorization available as of end of September 2018. 3Q18 quarterly dividend of $0.25/share declared by the board on 8/7/18 and paid on 9/4/18.

12

Financial Strength and Flexibility to Support Initiatives At June 30, 2018 Approximately $1.1 Billion of Cash (1) • Focused on growing business, while maintaining Cash Balance ($MM) financial flexibility $1,133 $1,018 • Closed Alon transaction on July 1, 2017 $932 $689 • At June 30, 2018, cash balance of $1.1 billion $590 and net debt of $909.7 million $383 $430 $287 • Net debt of $177.8 million excluding DKL $219 related cash/debt $40 2010 2011 2012 2013 2014 2015 2016 (3) 2017 Mar 31 Jun 30 • Current balance sheet expected to have 2018 2018 financial flexibility to support: Capitalization as of June 30, 2018 (2) • Capital allocation program focused on $ in millions • Investment in business Current Debt $180.8 • Return to shareholders Long-Term Debt 1,861.7 • Growth over cycle Total Debt $2,042.5 Cash ($1,132.8) Net Debt Delek US Consolidated $909.7 Delek Logistics Total Debt $737.1 Cash ($5.2) Net Debt Delek Logistics $731.9 Net Debt Delek US excluding DKL $177.8 1) Amounts prior to 4Q16 have been adjusted to remove cash associated the retail operations that were sold for $535 million in November 2016. 2) Based on company filings as of 8/8/18. 13

Investing in the Business • Capital program focuses on safety /maintenance / Historical Capital Spending (1) reliability as priority ($ in millions) • Base level of regulatory and maintenance capital expenditures approximately $130.0 million per year • Excluding turnarounds, operating initiatives and growth capital • Capital required for a full turnaround can be in a $50 million $213.6 $228.0 $191.0 $177.5 to $60 million range $157.1 $46.3 • 1Q 2019 El Dorado turnaround planning underway $88.6 • Growing midstream platform; provides more stable cash 2012A 2013A 2014A 2015A 2016A 2017A 2018E flow compared to refining, reducing dependence on crack spread • Permian Gulf Coast Joint Venture Pipeline • Investing in growth projects in the refining segment • 2018 spending includes the Alkylation project at Krotz Springs 1) In addition to 2018 capital expenditures shown, there is approximately $75.7 million of midstream projects to enhance Delek’s Permian position. 14

Growing Midstream - Permian Basin Crude Oil Long Haul Pipeline JV with Experienced Partners ETP, MMP, and MPLX Supports Delek US’ Long-Term Investment in Midstream • Partnership provides expertise, throughput commitments • Supports potential for quicker construction and throughput ramp • Joint venture announced in September 2018 Big Spring • 30-inch diameter, 600-mile Permian Gulf Coast pipeline expected to be operational in mid-2020 • Pipeline system origins include Wink, Crane, and Midland, TX • Delaware and Midland Basin access • Destinations include access to Gulf Coast terminals: • Energy Transfer Partners’ Nederland, TX • Magellan’s East Houston, TX • Delek US’ investment can be potential future dropdown to DKL once fully ramped 15

Krotz Springs Refinery Improvement Initiatives Areas of Focus to Add Flexibility and Increase Margin Potential from Refinery • Improve units to add product flexibility • Alkylation Project – approx. $103.0 million cost; 1Q19 expected completion • Estimated annual EBITDA(1) $45-$50 million • Crude oil – Transportation and flexibility • Transportation – focus on reducing the cost of crude oil delivered into Krotz Springs • Flexibility – Working with DKL to explore ways to increase ability to access lower cost crude oil • Create ability to adjust crude oil slate between LLS and Midland based on market conditions and refinery runs • Product netback improvement • Build out wholesale business along the Colonial Pipeline system 1) Please see page 29 for a reconciliation of forecasted net income to forecasted EBITDA. 16

Krotz Springs Alkylation Project

Expected Annual EBITDA $45 to $50 million; Target Completion in 1Q19

- **Alkylation unit with 6,000 bpd capacity**
  - Approx. $103.0 million estimated capital costs with $60.7 million spent as of June 30, 2018
- **Improves refinery flexibility**
  - Converts lower priced isobutane into higher value alkylate
  - Enables multiple summer grades of gasoline to be produced
  - Increases octane to produce premium gasoline
  - Ability to access local markets
- **Estimated project returns**
  - Estimated annual EBITDA(1) $45-$50 million
  - Driven by the conversion/reduces dependency on crack spread environment for project return
  - Economics based on 95 cents/gallon spread between CBOB 7.8 and isobutane
  - Sensitivity: each 10 cents/gallon change in spread equals $3.2 million EBITDA change


Change in Yields, in 000 bpd
Gasoline
Diesel/Jet
Heavy Oils
Other
11.1
8.0
22.2
38.4
8.7
8.0
22.2
44.0
Base
Alky


Gulf Coast CBOB 7.8 – Isobutane Spread
Spread, per gallon
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$0.69
$0.97
$1.23
$1.21
$0.90
$0.61
$0.65
$0.69
$0.71
$0.85
$0.84
$0.86
$1.00
2011
2012
2013
2014
2015
2016
1H 17
2H 17
1Q18
2Q18
Jul-18
Aug-18
2019
(2)
CBOB - Isobutane
Base Line Economics

1) Please see page 29 for a reconciliation of forecasted net income to forecasted EBITDA.
2) Source: Platts, as of September 20, 2018. Shown as an average of the 2019 Isobutane forward curve.

17

Increased Dropdown Inventory plus Organic Project Creates Platform to Support Logistics Growth

Potential Growth for DKL

- **Delek Logistics provides platform to unlock logistics value**
- **Big Spring logistics assets dropdown closed in March 2018, effective March 1**
  - $40 million est. annualized EBITDA[2]
- **Completed Paline Pipeline expansion in early March 2018**
  - Capacity to 42,000 bpd from 35,000 bpd
  - $5 million est. annualized EBITDA uplift
- **Growing potential logistics assets dropdown inventory:**
  - Krotz Springs assets - $30 to $34 million EBITDA / year [2]
  - Permian Gulf Coast pipeline from Permian Basin to Houston area being developed

Strong EBITDA Growth Profile Supporting Distribution Growth [1]

($ in millions)


$204
$32
Target 2019
$4
$27
$141
Note: based on DKL LTM EBITDA + incremental benefit from Paline and dropdowns
2Q18 LTM EBITDA
Annualized EBITDA - Paline expansion March 2018
Big Spring Dropdown March 2018 (2)
Krotz Springs Dropdown Inventory (2)
Total Annualized EBITDA Potential

1) Information for illustrative purposes only to show potential based on estimated dropdown assets listed. Actual amounts will vary based on market conditions, which assets are dropped, timing of dropdowns, actual performance of the assets and Delek Logistics in the future. Expected amounts adjusted for what is captured in the LTM period.
2) Please see pages 30 and 31 for a reconciliation of EBITDA of Krotz Springs and Big Spring drop downs, respectively.

18

Focused on Returning Cash to Shareholders

- **Programs in place allow different options to return cash to shareholders**
  - 2Q18 increased regular quarterly dividend by 25% to $0.25/qtr[1]
    - Follows a 1Q18 increased regular quarterly dividend by 33% to $0.20/qtr[1]
  - Expected total authorization available of $59.7 million[2] at end of September 2018
- **Expected to return ~$274.0 million of cash to shareholders through September 2018 through dividends and repurchases**
  - In line with peer group

DK Share Repurchases ($MM)


$37.0
$74.6
$42.3
$6.0
$25.0
$95.3
$20.0
$100.0
2013
2014
2015
2016
4Q17
1Q18
2Q18
3Q18E

Dividends Declared ($/share)


Regular
Special
$0.15
$0.15
$0.33
$0.15
$0.60
$0.39
$0.21
$0.95
$0.40
$0.55
$1.00
$0.40
$0.60
$0.60
$0.60
$0.60
$0.95
2010
2011
2012
2013
2014
2015
2016
2017
2018F(3)

Total Dollars Returned to Shareholders (% of Average Rolling 6-Month Market Cap)[4] [5]


5.9%
5.0%
0.9%
2.3%
0.8%
1.5%
3.7%
2.4%
1.3%
DK
3Q18E
Mid-Cap Avg
YTD 2Q18
Peer Avg
YTD 2Q18
Dividends
Repurchases
DK Dividends
DK Repurchases

1) Quarterly dividends mentioned are quarterly dividends per share declared in referenced periods.
2) This plan does not have an expiration date. Total authorization available as of end of September 2018.
3) Based on 1Q18 quarterly dividend of $0.20/share declared on 2/26/18, 2Q18 quarterly dividend of $0.25/share declared by the board on 5/7/18, 3Q18 quarterly dividend of $0.25/share declared by the board on 8/7/18, and assumed 4Q18 quarterly dividend of $0.25. Actual amount for 2018 subject to approval by the Board of Directors during the year.
4) Based on NASDAQ IR Insights/Factset as of September 20, 2018. Peer Average includes DK, VLO, ANDV, HFC, PSX, CVR, PBF, MPC. Mid-cap average includes DK, HFC, CVR, PBF.
5) Calculations include Delek US announced share repurchases and dividends paid in 3Q18 and peers' calculations are for the first two quarters of 2018 only.
6) Share repurchase estimated based on Delek US announcement on 9/6/18. This plan does not have an expiration date. Total authorization available as of end of September 2018

19

Execution of Strategic Initiatives

Focusing on Execution	• Commercial strategies improving netbacks and wholesale margins • 2Q18 refinery utilization at 96%; Operating expense below $4/bbl • Retail emphasis on asset optimization • Safety initiative "I own it"; Zero incidents across our refineries is achievable
Investing in the Business	• Krotz Springs refinery improvements to add product flexibility (alky unit) and improve delivered crude oil costs • Announced pipeline project support our refineries and provide access to the Gulf Coast and export markets; reduces dependence on crack spread • Planned full turnaround for El Dorado in 1Q19
Growing Midstream Dropdown Inventory	• Focus on growing midstream platform to support Permian position • Krotz Springs future potential dropdown of approximately $32 million annualized EBITDA(1) • Supports growth at DKL
Returning Cash to Shareholders	• Target dividend level that can be maintained through cycle; quarterly dividend raised to 25c from 15c over last year(2) • Expected 3Q2018 repurchases of $100 million of Delek shares, YTD $215 million and $60 million of authorization remaining(3)
Favorable Market for Refiners Through 2022	• Benefit from Midland-Brent crude oil differential • Crude oil slate weighted to WTI-linked barrels • IMO 2020 potential to increase distillate crack spread and widen sour crude differentials • Delek US operations have high distillate yield and crude oil slate flexibility

1) Please see page 30 for a reconciliation of EBITDA of Krotz Springs drop down.
2) Quarterly dividends mentioned are quarterly dividends per share declared in referenced periods.
3) This plan does not have an expiration date. Total authorization available as of end of September 2018.

20

Current Valuation Below Peer EV-to-EBITDA EV/EBITDA 12.0x 10.0x 8.0x 6.0x 4.0x 2.0x 0.0x DK-USQ HFC-USQ VLO-USQ ANDV-USQ PBF-USQ MPC-USQ PSX-USQ CVI-USQ 2018 2019 2018 Avg 2019 Avg (1) Based on NASDAQ IR Insights/Factset as of September 21, 2018. 21

Questions and Answers Significant Organic Focus on Long-Term Growth / Margin Shareholder Returns Improvement Opportunities An Integrated and Permian Focused Diversified Refining, Financial Flexibility Refining System Logistics and Marketing Company Complementary Logistics Systems

Appendix

Delek US Growth Focused on Growth through Acquisitions

Assets Purchased

	2005 to 2007	2011 to 2012	2013 to Current
Crude Oil Gathering		2011 SALA Gathering Lion Oil acquisition	Increased Gathering East and West Texas
Crude Oil Logistics		2011 Paline Pipeline $50 mm; 2012 Nettleton Pipeline $12.3 mm	DKL Joint Ventures RIO Pipeline Caddo Pipeline Exp. Inv.: ~$104 mm
Refining	2005 Tyler refinery & related assets $68.1 mm(1)	2011 Lion refinery & related pipeline & terminals $228.7 mm(1)	2013 Biodiesel Facility $5.3 mm; 2014 Biodiesel Facility $11.1 mm; 2015 47% ownership in Alon USA; 2017 Acquired rest of Alon USA; 2018 Acquired rest of Alon USA Partners
Product Logistics	2006 Abilene & San Angelo terminals $55.1 mm	2012 Big Sandy terminal & pipeline $11.0 mm	2013 Tyler-Big Sandy Pipeline $5.7 mm; 2013 North Little Rock Product Terminal $5.0 mm; 2014 Mt. Pleasant System $11.1 mm (2); 2014 Frank Thompson Transport $11.9 mm
Retail	Acquisition Completed 171 retail fuel & convenience stores & related assets $157.3 mm	2011 - 2014 Building new large format convenience stores	2015 47% ownership in Alon USA; 2016 Sold MAPCO for $535mm; 2017 Acquired rest of Alon USA

(1) Includes logistic assets in purchase price. Purchase price includes working capital for refineries.
(2) Mt. Pleasant includes $1.1 million of inventory.

Refining Segment | Logistics Segment | Retail Segment

24

Current Delek US Corporate Structure 94.6% Delek US Holdings, Inc. ownership interest (1) NYSE: DK Market Cap: $3.8 billion(2) Delek Logistics GP, LLC (the General Partner) 61.4% interest in LP units 2.0% interest General partner interest Incentive distribution Delek Logistics Partners, LP rights NYSE: DKL Market Cap: $840 million(2) 1) As of June 30, 2018, a 5.4% interest in the Delek US ownership interest in the general partner is held by three members of senior management of Delek US. The remaining ownership interest is indirectly held by Delek US. 2) Market cap based on share and unit prices on September 21, 2018. 25

Access to Midland Crude Oil Benefits Margins WTI Midland vs. WTI Cushing Crude Oil Pricing ($ per barrel) $2.00 $0.00 ($2.00) ($4.00) ($6.00) ($8.00) ($10.00) ($12.00) ($14.00) Approx. 207,000 bpd of Midland ($16.00) crude oil in DK system ($18.00) Jul-11 Jul-12 Jul-13 Jul-14 Jul-15 Jul-16 Jul-17 Jul-18 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Jan-18 Sep-11 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 Sep-18 Nov-11 Nov-12 Nov-13 Nov-14 Nov-15 Nov-16 Nov-17 Mar-11 Mar-12 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 May-11 May-12 May-13 May-14 May-15 May-16 May-17 May-18 Source: Argus – as of September 20, 2018 26

U.S Refining Environment Trends Refined Product Margins and WTI-Linked Feedstock Favor Delek US (1) (2) (2) $50 Brent-WTI Cushing Spread Per Barrel WTI 5-3-2 Gulf Coast Crack Spread Per Barrel LLS 5-3-2 Gulf Coast Crack Spread Per Barrel $40 $30 $20 $10 $0 -$10 -$20 -$30 Jul-10 Jul-11 Jul-12 Jul-13 Jul-14 Jul-15 Jul-16 Jul-17 Jul-18 Jan-18 Jan-10 Jan-11 Jan-12 Jan-13 Jan-14 Jan-15 Jan-16 Jan-17 Sep-11 Sep-10 Sep-12 Sep-13 Sep-14 Sep-15 Sep-16 Sep-17 Nov-14 Nov-10 Nov-11 Nov-12 Nov-13 Nov-15 Nov-16 Nov-17 Mar-10 Mar-11 Mar-12 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Mar-18 May-10 May-11 May-12 May-13 May-14 May-15 May-16 May-17 May-18 1) Source: Platts as of September 20, 2018; 5-3-2 crack spread based on HSD 2) Crack Spreads: (+/-) Contango/Backwardation 27

Robust Synergy Opportunity from DK/ALJ Combination

Steady improvement in expected synergies from transaction

Type	Description	New Estimate	Apr. 2018 Estimate
Commercial	• Logistics, purchase and trading benefits from a larger platform	• $33-$40 m	• $24-$34 m
Operational	• Sharing of resources across the platform; improved insurance and procurement efficiencies	• $23-$25 m	• $21-$24 m
Cost of Capital	• Benefit from Delek US' financial position to reduce interest expense through refinancing efforts	• $35-$36 m	• $34-$35 m
Corporate	• Reducing the number of public companies; consolidating functions to improve efficiencies	• $39-$39 m	• $36-$37 m


($ in millions)
Corporate
Cost of Capital
Operational
Commercial
Targets
$85-$105
$105-$120
$115-$130
$130-$140
$131
Org. Target
Target #2 Feb. 2018
Target #3 Apr. 2018
Target #4 Aug. 2018
Captured To Date 6/30/18

Expect to achieve run-rate synergies of approximately $130-$140 million in 2018; $131 million of annualized synergies captured as of June 30, 2018

28

Non-GAAP Reconciliation of Potential Alkylation Project EBITDA(1) Reconcilation of Forecast U.S. GAAP Net Income (Loss) to Forecast EBITDA for Alkylation Project ($ in millions) Forecasted Range Forecasted Net Income $ 24.1 $ 27.3 Add: Interest expense, net - - Income tax expense 14.0 15.8 Depreciation and amortization 6.9 6.9 Forecasted EBITDA $ 45.0 $ 50.0 1) Based on projected range of potential future performance from the alkylation unit project at Krotz Springs. Amounts of EBITDA, net income and timing will vary. Actual amounts will be based on timing of completion, performance of the project and market conditions. 29

Non-GAAP Reconciliation of Krotz Spring Potential Dropdown EBITDA(1) Krotz Springs Logistics Drop Down Reconciliation of Forecasted Annualized Net Income to Forecasted EBITDA ($ in millions) Forecasted Range Forecasted Net Income $ 2.9 $ 3.3 Add: Depreciation and amortization 15.6 17.7 Interest and financing costs, net 11.5 13.0 Forecasted EBITDA $ 30.0 $ 34.0 1) Based on projected range of potential future logistics assets that could be dropped to Delek Logistics from Delek US in the future. Amounts of EBITDA, net income and timing will vary, which will affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts will be based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. 30

Non-GAAP Reconciliations of EBITDA(1) Big Spring Logistics Drop Down and Marketing Agreement Reconciliation of Forecasted Annualized Net Income to Forecasted EBITDA Tanks, Terminals ($ in millions) and Marketing Agreement Forecasted Net Income $ 13.3 Add: Income tax expense - Depreciation and amortization 5.1 Amortization of customer contract intangible assets 7.2 Interest expense, net 14.6 Forecasted EBITDA $ 40.2 1) Amounts of EBITDA, net income and timing vary, which affect the potential future EBITDA and associated deprecation and interest at DKL. Actual amounts are based on timing, performance of the assets, DKL’s growth plans and valuation multiples for such assets at the time of any transaction. 31

Non-GAAP Reconciliations of Adjusted Net Income (Loss) per Share Three Months Ended June 30, Reconciliation of U.S. GAAP Net Income (Loss) per share to Adjusted Net 2018 2017 Income (Loss) per share (Unaudited) Reported income (loss) per share $0.89 ($0.61) Adjustments, after tax (per share)(1) Net inventory valuation loss (gain) - 0.11 Unrealized hedging loss 0.08 0.07 Transaction related expenses 0.02 0.03 Tax Cuts and Jobs Act adjustment 0.11 - Gain on sale of the asphalt business (0.11) - Discontinued operations loss 0.01 - Total adjustments 0.11 0.21 Dilutive effect of convertible debt on adjusted results(2) 0.03 - Adjusted net income (loss) per share $1.03 ($0.40) Shares used in computing Non-GAAP dilutive effect of convertible debt(2): Diluted 90,244,357 62,054,485 Adjustment for economic benefit of note hedge related to Senior 2,635,399 - Convertible Notes Non-GAAP Adjusted Diluted Share Count 87,608,958 62,054,485 1) The tax calculation is based on the appropriate marginal income tax rate related to each adjustment and for each respective time period, which is applied to the adjusted items in the calculation of adjusted net income in all periods. 2) Delek US has a convertible note hedge transaction in effect to offset the economic dilution of the additional shares from the convertible note that matures in September 2018. 32

Non-GAAP Reconciliations of Adjusted EBITDA Three Months Ended June 30, Reconciliation of Net Income (Loss) to Adjusted EBITDA 2018 2017 (Unaudited) Reported net income (loss) attributable to Delek $ 79.1 $ (37.9) Add: Interest expense, net $ 30.6 $ 14.1 Income tax expense (benefit) - continuing operations $ 32.8 $ (27.0) Depreciation and amortization $ 49.2 $ 29.5 EBITDA $ 191.7 $ (21.3) Adjustments Net inventory valuation (gain) loss $ (0.3) $ 10.7 Unrealized hedging loss $ 9.9 $ 6.6 Transaction related expenses $ 2.6 $ 2.5 Gain on sale of the asphalt business $ (13.2) $ - Discontinued operations loss, net of tax $ 0.8 $ - Non controlling interest loss $ 7.6 $ 5.7 Total adjustments $ 7.4 $ 25.5 Adjusted EBITDA $ 199.1 $ 4.2 33

DKL: Increased Distribution with Conservative Coverage and Leverage Distribution per unit has been increased twenty-two consecutive times since the IPO $0.705 $0.715 $0.725 $0.750 $0.770 $0.630 $0.655 $0.680 $0.690 $0.550 $0.570 $0.590 $0.610 $0.475 $0.490 $0.510 $0.530 $0.375 $0.385 $0.395 $0.405 $0.415 $0.425 MQD (1)1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Distributable Cash Flow Coverage Ratio (2)(3)(4) Avg. 1.68x in 2014 Avg. 1.35x in 2013 Avg. 1.35x in 2015 Avg. 1.11x in 2016 Avg. 0.97x in 2017 1.61x 2.02x 1.42x 1.67x 1.39x 1.30x 1.32x 1.35x 1.25x 1.49x 1.47x 1.06x 1.34x 1.18x 1.20x 1.29x 1.00x 1.14x 0.98x 0.88x 0.97x 0.96x 1Q 13 2Q 13 3Q 13 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15 2Q 15 3Q 15 4Q 15 1Q 16 2Q 16 3Q 16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 Leverage Ratio (5) 3.83x 4.60x 4.44x 3.21x 2.69x 2.55x 2.56x 3.00x 3.14x 3.11x 3.49x 3.48x 3.47x 3.70x 3.85x 3.88x 3.72x 3.77x 2.28x 2.40x 1.70x 1.58x 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 1) MQD = minimum quarterly distribution set pursuant to the Partnership Agreement. 2) Distribution coverage based on distributable cash flow divided by distribution amount in each period. Please see page 36 for reconciliation. 3) 2Q18 based on total distributions to be paid on August 13, 2018. 4) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015. 34 5) Leverage ratio based on LTM EBITDA as defined by credit facility covenants for respective periods.

DKL: Reconciliation of Cash Available for Distribution

(dollars in millions, except coverage)	2013 [2]	1Q14 [2]	2Q14 [2]	3Q14 [2]	4Q14 [2]	2014 [2]	1Q15 [2]	2Q15	3Q15	4Q15	2015 [3]
Reconciliation of Distributable Cash Flow to net cash from operating activities											
Net cash provided by operating activities	$49.4	$14.4	$31.2	$20.1	$20.8	$86.6	$15.8	$30.8	$20.2	$1.3	$68.0
Accretion of asset retirement obligations	(0.2)	(0.1)	(0.1)	(0.1)	0.0	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)
Deferred income taxes	(0.3)	0.0	(0.1)	(0.0)	0.2	0.1	(0.2)	0.2	0.0	0.0	(0.0)
Gain (Loss) on asset disposals	(0.2)	-	(0.1)	-	(0.0)	(0.1)	(0.0)	0.0	-	(0.1)	(0.1)
Changes in assets and liabilities	8.3	3.4	(6.0)	(1.6)	3.0	(1.2)	3.3	(7.3)	3.6	20.5	20.1
Maint. & Reg. Capital Expenditures	(5.1)	(0.8)	(1.0)	(0.8)	(3.9)	(6.5)	(3.3)	(3.9)	(3.5)	(2.7)	(13.4)
Reimbursement for Capital Expenditures	0.8	-	-	-	1.6	1.6	1.6	1.8	2.0	0.2	5.5
Distributable Cash Flow	$52.9	$17.0	$24.0	$17.7	$21.8	$80.3	$17.1	$21.4	$22.2	$19.0	$79.8
Distribution Coverage Ratio [1]	1.35x	1.61x	2.02x	1.42x	1.67x	1.68x	1.25x	1.49x	1.47x	1.18x	1.35x
Total Distribution [1]	$39.3	$10.5	$11.9	$12.4	$13.1	$47.9	$13.7	$14.4	$15.1	$16.1	$59.3

(dollars in millions, except coverage)	1Q16	2Q16	3Q16	4Q16	2016 [3]	1Q17	2Q17	3Q17	4Q17 [3]	2017 [3]	1Q18	2Q18
Reconciliation of Distributable Cash Flow to net cash from operating activities												
Net cash provided by operating activities	$26.4	$31.2	$29.2	$13.9	$100.7	$23.5	$23.9	$30.5	$9.8	$87.7	$23.7	$28.0
Accretion of asset retirement obligations	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.1)	(0.3)	(0.1)	(0.1)
Deferred income taxes	-	-	-	0.2	0.2	-	(0.1)	(0.0)	0.3	0.1	-	-
Gain (Loss) on asset disposals	0.0	-	(0.0)	-	0.0	(0.0)	0.0	0.0	0.0	0.0	(0.1)	0.1
Changes in assets and liabilities	(5.4)	(7.1)	(10.0)	7.7	(14.9)	(3.6)	0.9	(8.5)	14.6	3.4	3.7	6.2
Maint. & Reg. Capital Expenditures	(0.7)	(0.9)	(0.7)	(3.6)	(5.9)	(2.2)	(2.1)	(0.7)	(4.4)	(9.4)	(0.3)	(1.0)
Reimbursement for Capital Expenditures	0.2	0.2	0.4	2.4	3.3	0.9	0.5	0.4	1.7	3.5	0.4	0.3
Distributable Cash Flow	$20.4	$23.3	$18.8	$20.6	$83.0	$18.4	$23.0	$21.6	$21.9	$85.0	$27.3	$33.5
Distribution Coverage Ratio [1]	1.20x	1.29x	0.98x	1.00x	1.11x	0.88x	1.06x	0.97x	0.96x	0.97x	1.14x	1.34x
Total Distribution [1]	$17.1	$18.1	$19.3	$20.5	$75.0	$21.0	$21.8	$22.3	$22.8	$87.9	$24.0	$25.0

1) Distribution based on actual amounts distributed during the periods; does not include LTIP accrual. Coverage is defined as cash available for distribution divided by total distribution.
2) Results in 2013, 2014 and 2015 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
3) In 4Q17, the reimbursed capital expenditure amounts in the determination of distributable cash flow were revised to reflect the accrual of reimbursed capital expenditures from Delek US rather than the cash amounts received for reimbursed capital expenditures during the years ended December 31, 2017, 2016 and 2015.

Note: May not foot due to rounding and annual adjustments that occurred in year-end reporting.

35

DKL: Income Statement and Non-GAAP EBITDA Reconciliation

	2013[1]	1Q14[1]	2Q14	3Q14	4Q14	2014[1]	1Q15[2]	2Q15	3Q15	4Q15	2015
Net Revenue	**$907.4**	**$203.5**	**$236.3**	**$228.0**	**$173.3**	**$841.2**	**$143.5**	**$172.1**	**$165.1**	**$108.9**	**$589.7**
Cost of Goods Sold	(811.4)	(172.2)	(196.6)	(194.1)	(134.3)	(697.2)	(108.4)	(132.5)	(124.4)	(71.0)	(436.3)
Operating Expenses	(25.8)	(8.5)	(9.5)	(10.2)	(9.7)	(38.0)	(10.6)	(10.8)	(11.6)	(11.7)	(44.8)
Contribution Margin	**$70.3**	**$22.8**	**$30.2**	**$23.7**	**$29.3**	**$106.0**	**$24.5**	**$28.8**	**$29.1**	**$26.2**	**$108.6**
Depreciation and Amortization	(10.7)	(3.4)	(3.5)	(3.7)	(3.9)	(14.6)	(4.0)	(4.7)	(4.5)	(5.9)	(19.2)
General and Administration Expense	(6.3)	(2.6)	(2.2)	(2.5)	(3.3)	(10.6)	(3.4)	(3.0)	(2.7)	(2.3)	(11.4)
Gain (Loss) on Asset Disposal	(0.2)	-	(0.1)	-	-	(0.1)	-	-	-	(0.1)	(0.1)
Operating Income	**$53.2**	**$16.8**	**$24.4**	**$17.5**	**$22.1**	**$80.8**	**$17.1**	**$21.1**	**$21.8**	**$17.9**	**$77.9**
Interest Expense, net	(4.6)	(2.0)	(2.3)	(2.2)	(2.1)	(8.7)	(2.2)	(2.6)	(2.8)	(3.0)	(10.7)
(Loss) Income from Equity Method Invesments								(0.1)	(0.3)	(0.1)	(0.6)
Income Taxes	(0.8)	(0.1)	(0.3)	(0.2)	0.5	(0.1)	(0.3)	(0.1)	(0.1)	0.6	0.2
Net Income	**$47.8**	**$14.7**	**$21.8**	**$15.1**	**$20.5**	**$72.0**	**$14.6**	**$18.3**	**$18.6**	**$15.3**	**$66.8**
EBITDA:											
Net Income	$47.8	$14.7	$21.8	$15.1	$20.5	$72.0	$14.6	$18.3	$18.6	$15.3	$66.8
Income Taxes	0.8	0.1	0.3	0.2	(0.5)	0.1	0.3	0.1	0.1	(0.6)	(0.2)
Depreciation and Amortization	10.7	3.4	3.5	3.7	3.9	14.6	4.0	4.7	4.5	5.9	19.2
Amortization of customer contract intangible asset	-	-	-	-	-	-	-	-	-	-	-
Interest Expense, net	4.6	2.0	2.3	2.2	2.1	8.7	2.2	2.6	2.8	3.0	10.7
EBITDA	$63.8	$20.2	$27.9	$21.2	$26.1	$95.4	$21.1	$25.7	$26.1	$23.6	$96.5

	1Q16	2Q16	3Q16	4Q16	2016	1Q17	2Q17	3Q17	4Q17	2017	1Q18	2Q18
Net Revenue	**$104.1**	**$111.9**	**$107.5**	**$124.7**	**$448.1**	**$129.5**	**$126.8**	**$130.6**	**$151.2**	**$538.1**	**$167.9**	**$166.3**
Cost of Goods Sold	(66.8)	(73.1)	($73.5)	($88.8)	(302.2)	(92.6)	(85.0)	($89.1)	($106.1)	(372.9)	(119.0)	(106.0)
Operating Expenses	(10.5)	(8.7)	($9.3)	($8.8)	(37.2)	(10.4)	(10.0)	($10.7)	($12.3)	(43.3)	(12.6)	(14.9)
Contribution Margin	**$26.8**	**$30.0**	**$24.7**	**$27.2**	**$108.7**	**$26.5**	**$31.8**	**$30.8**	**$32.8**	**$121.9**	**$36.3**	**$45.3**
Depreciation and Amortization	(5.0)	(4.8)	($5.4)	($5.6)	(20.8)	(5.2)	(5.7)	($5.5)	($5.5)	(21.9)	(6.0)	(7.0)
General and Administration Expense	(2.9)	(2.7)	($2.3)	($2.3)	(10.3)	(2.8)	(2.7)	($2.8)	($3.6)	(11.8)	(3.0)	(3.7)
Gain (Loss) on Asset Disposal	0.0	-	($0.0)	$0.0	0.0	(0.0)	0.0	($0.0)	($0.0)	(0.0)	-	0.1
Operating Income	**$19.0**	**$22.5**	**$17.0**	**$19.2**	**$77.7**	**$18.5**	**$23.4**	**$22.6**	**$23.7**	**$88.1**	**27.3**	**34.7**
Interest Expense, net	(3.2)	(3.3)	($3.4)	($3.7)	(13.6)	(4.1)	(5.5)	($7.1)	($7.3)	(23.9)	(8.1)	(10.9)
(Loss) Income from Equity Method Invesments	(0.2)	(0.2)	($0.3)	($0.4)	(1.2)	0.2	1.2	$1.6	$1.9	5.0	0.8	1.9
Income Taxes	(0.1)	(0.129)	($0.1)	$0.3	(0.1)	(0.1)	(0.1)	($0.2)	$0.6	0.2	(0.1)	(0.1)
Net Income	**$15.4**	**$18.9**	**$13.2**	**$15.3**	**$62.8**	**$14.6**	**$19.0**	**$16.9**	**$18.9**	**$69.4**	**$20.0**	**$25.6**
EBITDA:												
Net Income	$15.4	$18.9	$13.2	$15.3	$62.8	$14.6	$19.0	$16.9	$18.9	$69.4	$20.0	$25.6
Income Taxes	0.1	0.1	0.13	(0.28)	0.1	0.1	0.1	0.2	($0.6)	(0.2)	0.1	0.1
Depreciation and Amortization	5.0	4.8	5.4	5.6	20.8	5.2	5.7	5.5	5.5	21.9	6.0	7.0
Amortization of customer contract intangible asset	-	-	-	-	-	-	-	-	-	-	0.6	1.8
Interest Expense, net	3.2	3.3	3.4	3.7	13.6	4.1	5.5	7.1	7.3	23.9	8.1	10.9
EBITDA	$23.7	$27.1	$22.0	$24.4	$97.3	$23.9	$30.3	$29.7	$31.1	$115.0	$34.7	$45.4

1) Results in 2013 and 2014 are as reported excluding predecessor costs related to the dropdown of the tank farms and product terminals at both Tyler and El Dorado during the respective periods.
2) Results for 1Q15 are as reported excluding predecessor costs related to the 1Q15 dropdowns.
Note: May not foot due to rounding.

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Investor Relations Contact: Kevin Kremke Keith Johnson Executive Vice President, CFO Vice President of Investor Relations 615-224-1323 615-435-1366